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EXHIBIT 10.1


                                   THIRD AMENDMENT
                                          TO
                           APPLIED MICROSYSTEMS CORPORATION
                             1992 PERFORMANCE STOCK PLAN


    THIS THIRD AMENDMENT to the APPLIED MICROSYSTEMS CORPORATION 1992 PERFORMANCE STOCK PLAN is adopted as of May 30, 1997, by APPLIED MICROSYSTEMS CORPORATION, a Washington corporation (the "Company"), subject to approval by the shareholders of the Company.

The Company's 1992 Performance Stock Plan (the "1992 Plan") is hereby amended as follows:

    1. Section 2 of the 1992 Plan is amended by substituting "2,175,317 shares" in place of "1,775,317 shares."

    2. Except as amended hereby, the 1992 Plan as previously amended shall remain in full force and effect.


    IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.


                             APPLIED MICROSYSTEMS CORPORATION


                             By   /s/  A. James Beach
                                 -----------------------
                                  A. James Beach
                                  VICE PRESIDENT, CHIEF FINANCIAL OFFICER,
                                  SECRETARY AND TREASURER
                                  (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)


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